UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) March 8, 2012

RENT-A-CENTER, INC.

(Exact name of registrant as specified in charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices and zip code)

(972) 801-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.

On March 8, 2012, Rent-A-Center, Inc. issued a press release announcing that its board of directors declared a cash dividend in the amount of $0.16 per share payable on April 25, 2012, to common stockholders of record as of the close of business on April 4, 2012.

The press release containing these announcements is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release issued on March 8, 2012 by Rent-A-Center, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: March 9, 2012	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton Vice President – Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on March 8, 2012 by Rent-A-Center, Inc.